EXHIBIT 2

EXHIBIT A

Joint Filing Statement

We, the undersigned, hereby express our agreement that the attached Amendment No. 6 to Schedule 13D is filed on behalf of each of us.

Dated: December 29, 2023

THE COLUMN GROUP, LP		THE COLUMN GROUP GP, LP

By:	The Column Group GP, LP

By:	/s/ James Evangelista, Partner & Chief Financial Officer	By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP II, LP		THE COLUMN GROUP II GP, LP

By:	The Column Group II GP, LP	By:	/s/ James Evangelista, Partner & Chief Financial Officer

By:	/s/ James Evangelista, Partner & Chief Financial Officer

PONOI CAPITAL, LP		PONOI MANAGEMENT, LLC

By:	Ponoi Management, LLC	By:	/s/ James Evangelista, Partner & Chief Financial Officer

By:	/s/ James Evangelista, Partner & Chief Financial Officer

PONOI CAPITAL II, LP		PONOI II MANAGEMENT, LLC

By:	Ponoi II Management, LLC	By:	/s/ James Evangelista, Partner & Chief Financial Officer

By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP MANAGEMENT, LP		THE COLUMN GROUP III GP, LP

By:	/s/ James Evangelista, Partner & Chief Financial Officer	By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP III, LP		THE COLUMN GROUP III-A, LP

By:	The Column Group III GP, LP	By:	The Column Group III GP, LP

By:	/s/ James Evangelista, Attorney-in-Fact on behalf of Timothy Kutzkey	By:	/s/ James Evangelista, Attorney-in-Fact on behalf of Timothy Kutzkey

By:	/s/ James Evangelista, Attorney-in-Fact on behalf of Peter Svennilson	By:	/s/ James Evangelista, Attorney-in-Fact on behalf of Peter Svennilson

By:	/s/ James Evangelista, Attorney-in-Fact on behalf of David V. Goeddel	By:	/s/ James Evangelista, Attorney-in-Fact on behalf of David V. Goeddel

THE COLUMN GROUP IV, LP

By:	The Column Group IV GP, LP

By:	TCG IV GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP IV-A, LP

By:	The Column Group IV GP, LP

By:	TCG IV GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP IV GP, LP

By:	TCG IV GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

TCG IV GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer
THE COLUMN GROUP OPPORTUNITY III, LP

By:	The Column Group Opportunity III GP, LP

By:	TCG Opportunity III GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

THE COLUMN GROUP OPPORTUNITY III GP, LP

By:	TCG Opportunity III GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

TCG OPPORTUNITY III GP, LLC

By:	/s/ James Evangelista, Partner & Chief Financial Officer

TIMOTHY KUTZKEY

By:	/s/ James Evangelista, Attorney-in-Fact

PETER SVENNILSON

By:	/s/ James Evangelista, Attorney-in-Fact

DAVID V. GOEDDEL

By:	/s/ James Evangelista, Attorney-in-Fact